STARBOARD INVESTMENT TRUST

Crow Point Small-Cap Growth Fund
Institutional Class Shares GAMIX

Supplement to the Summary Prospectus

August 30, 2019
This supplement to the Summary Prospectus dated October 1, 2018 for the Crow Point Small-Cap Growth Fund (the “Fund”), a series of the Starboard Investment Trust (the “Trust”), updates the information described below. For further information, please contact the Fund toll-free at 1-800-773-3863. You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803, or calling the Fund toll-free at the number above.
Effective July 1, 2019, Cold Creek Capital, Inc. (“Cold Creek”), the investment sub-advisor to the Fund, no longer serves as an investment sub-advisor to the Fund, and the portfolio managers, Tom Norton and Alan Norton, no longer serve as portfolio managers of the Fund.
Since July 1, 2019, the Fund’s investment advisor, Crow Point Partners, LLC, has been directly managing the Fund, and Peter DeCaprio and David Cleary have served as portfolio managers of the Fund.
The section of the Fund’s Summary Prospectus entitled “Management of the Fund’s Portfolio” is hereby replaced in its entirety with the following:
Investment Advisor. Crow Point Partners, LLC, serves as the Fund's advisor.
Portfolio Managers. The Fund’s portfolio is managed on a day-to-day basis by partner and chief investment officer of Crow Point, Peter DeCaprio, and David Cleary, co-founder and head of trading of Crow Point. Messrs DeCaprio and Cleary have managed the Fund since July 1, 2019.

Please retain this Supplement for future reference.

STARBOARD INVESTMENT TRUST

Crow Point Small-Cap Growth Fund
Institutional Class Shares GAMIX

Supplement to the Prospectus

August 30, 2019
This supplement to the Prospectus dated October 1, 2018 for the Crow Point Small-Cap Growth Fund (the “Fund”), a series of the Starboard Investment Trust (the “Trust”), updates the information described below. For further information, please contact the Fund toll-free at 1-800-773-3863. You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803, or calling the Fund toll-free at the number above.
Management
The section of the Fund’s Prospectus entitled “Summary – Management of the Fund’s Portfolio” is hereby replaced in its entirety with the following:
Investment Advisor. Crow Point Partners, LLC, serves as the Fund's advisor.
Portfolio Managers. The Fund’s portfolio is managed on a day-to-day basis by Peter DeCaprio, co-founder and head of trading of Crow Point, and David Cleary, partner and chief investment officer of Crow Point. Messrs DeCaprio and Cleary have managed the Fund since July 1, 2019.
The section of the Fund’s Prospectus entitled “Management of the Fund” is hereby replaced in its entirety with the following:
The Fund's investment advisor is Crow Point Partners, LLC, 25 Recreation Park Drive, Suite 110, Hingham, MA 02043. The Advisor was established in 2006 and is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940. Crow Point Partners, LLC, assumed operational responsibility of the fund on May 14, 2018. Subject to the authority of the Trustees and pursuant to its investment advisory agreement with the Trust (the "Investment Advisory Agreement"), the Advisor provides the Fund with a program of continuous supervision of the Fund's assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, and investment policies. As of May 31, 2018, the Advisor had approximately $947 million in assets under management.
Advisor Compensation.  As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund's average daily net assets at the annual rate of 0.84%. For the fiscal period June 1, 2017 through May 13, 2018, the Fund's prior investment advisor, Goodwood Advisors, LLC, received monthly compensation based on the Fund's average daily net assets at the annual rate of 1.25%, and earned 0.60% in advisory fees after waivers and reimbursements. For the period from May 14, 2018, through May 31, 2018, the Advisor earned no advisory fees after waivers and reimbursements.

Expense Limitation Agreement.  In the interest of limiting expenses of the Fund, the Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees in an amount that limits the Fund's annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) ) to not more than 1.35% of the average daily net assets of the Fund through September 30, 2019 . The Expense Limitation Agreement may be terminated by the Board. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement. Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.
Portfolio Managers.  The Fund’s portfolio has been managed on a day-to-day basis by Peter DeCaprio and David Cleary since July 2019.
Peter J. DeCaprio - Portfolio Manager
Peter DeCaprio co-founded Crow Point Partners in 2006. He has served as the firm’s head of trading since 2006 and is a co-portfolio manager on the EAS Crow Point Alternatives fund. Previously, Mr. DeCaprio worked at Evergreen Investments as a senior analyst covering the utility, telecommunications, and media sectors from 2001 to 2006. From 1999 - 2001, Mr. DeCaprio was a senior equity analyst at Thomas Weisel Partners. He has also worked as an analyst at BancBoston Robertson Stephens, Dillon Read and Co. Inc., Houlihan Lokey Howard and Zukin, and TIAA-CREF from 1989 to 1999.  Mr. DeCaprio received a B.A. degree from Tufts University and an M.B.A. from the Duke University Fuqua School of Business.
David Cleary, CFA - Managing Director, Portfolio Manager
David Cleary, CFA, has been a partner and chief investment officer at Crow Point Partners since 2017. He acts as lead portfolio manager on the Crow Point Portfolio Solutions and the Crow Point Global Tactical Allocation strategies. Previously, he spent 23 years at Lazard Asset Management where he held a series of senior portfolio management roles over multi asset and global fixed income strategies from 1990 to 2017. He additionally served as the firm’s global head of fixed income, a $26 billion platform, from 2016 to 2017. From 1987 - 1990, Mr. Cleary worked at UBS and IBJ Schroder, mostly in fixed income asset management roles. Mr. Cleary began working in the asset management field in 1987 upon his graduation from Cornell University, with a BS in Business Management and Applied Economics. Mr. Cleary is a CFA charterholder.

The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Fund.
Disclosure Regarding Approval of Investment Advisory Contracts.  A discussion regarding the Trustees' basis for approving the investment advisory contracts for the Fund can be found in the Fund's annual report to shareholders for the period ending May 31, 2018.  You may obtain a copy of this report free of charge upon request to the Fund.

Please retain this Supplement for future reference.

STARBOARD INVESTMENT TRUST

Crow Point Small-Cap Growth Fund
Institutional Class Shares GAMIX

Supplement to the Statement of Additional Information

August 30, 2019
This supplement to the Statement of Additional Information dated October 1, 2018 for the Crow Point Small-Cap Growth Fund (the “Fund”), a series of the Starboard Investment Trust (the “Trust”), updates the information described below. For further information, please contact the Fund toll-free at 1-800-773-3863. You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803, or calling the Fund toll-free at the number above.
The following information replaces certain of the section titled “Management and Other Service Providers-Portfolio Managers” with the following:
Portfolio Managers.  The Fund’s portfolio will be managed on a day-to-day basis by Peter DeCaprio and David Cleary. As of July 1, 2019, Messrs. DeCaprio and Cleary were responsible for the management of the following types of accounts in addition to the Fund:
Portfolio Management Team	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
Peter DeCaprio	4	$77MM	0	$0	0	$0
David Cleary	4	$77MM	4	$33MM	0	$0
Accounts with Performance-Based Advisory Fee
Peter DeCaprio	0	$0	0	$0	0	$0
David Cleary	0	$0	0	$0	0	$0

Compensation.  The portfolio managers receive a fixed annual salary.
Ownership of Fund Shares.  The table below shows the amount of the Fund’s equity securities beneficially owned by each portfolio manager as of May 31, 2019 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Peter DeCaprio	B
David Cleary	A

Please retain this Supplement for future reference.